UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 4, 2005

                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)

          Bermuda                        001-16625              98-0231912
(State or other jurisdiction      Commission File Number     (I.R.S. Employer
     of incorporation)                                    Identification Number)

                    50 Main Street                         10606
                White Plains, New York                   (Zip code)
      (Address of principal executive offices)

                                 (914) 684-2800
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changes since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

         On October 4, 2005, Bunge Limited issued a press release relating to a biodiesel joint venture entered into by Bunge Limited's European subsidiary. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits

        (a) None

        (b) None

        (c) Exhibits


         Exhibit No.            Description
         -----------            -----------

            99.1                Press Release, dated October 4, 2005






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


                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 5, 2005


                                      BUNGE LIMITED


                                      By:    /S/ WILLIAM M. WELLS
                                             ----------------------------
                                             Name:  William M. Wells
                                             Title: Chief Financial Officer





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



                                    EXHIBITS



Exhibit No.                     Description
----------                      -----------

99.1                            Press Release, dated October 4, 2005





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